EXHIBIT 10.5
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           J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,


                                  PURCHASER


                        NOMURA CREDIT & CAPITAL, INC.


                                    SELLER


                       MORTGAGE LOAN PURCHASE AGREEMENT


                           Dated as of June 1, 2006


                          Fixed Rate Mortgage Loans


                               Series 2006-LDP7



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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2006, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and Nomura Credit & Capital, Inc., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers (each, a "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), Wells Fargo Bank, N.A., as trustee (the "Trustee") and LaSalle Bank National Association, as paying agent (the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off
Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 23, 2006 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class F Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates (the "Private Certificates") to JPMSI, the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 23, 2006 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $
(which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the applicable Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the applicable Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 23, 2006 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced A2 Note or any Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name (only with respect to disclosure related to Items 1117 or 1119 of Regulation AB) on
Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's certificate of incorporation and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of good standing of the Seller issued by the Secretary of the State of Delaware dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a corporation, duly organized, validly
            existing and in good standing under the laws of the State of Delaware;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834 6593 with a copy to Bianca Russo, fax number
(212) 834 6593, (ii) in the case of the Seller, Nomura Credit & Capital, Inc., 2 World Financial Center, Building B, New York, New York 10281 1198, Attention: N. Dante LaRocca, fax number: (646) 587 9804, and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser


                                       By: /s/ Charles Y. Lee
                                          ------------------------------------
                                          Name:  Charles Y. Lee
                                          Title: Vice President


                                       NOMURA CREDIT & CAPITAL, INC., as
                                          Seller


                                       By: /s/ Bruce Viergever
                                          ------------------------------------
                                          Name:  Bruce Viergever
                                          Title: Managing Director

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


Loan #    Mortgagor Name
-------   ---------------------------------------------------------------------------------------------------
5         Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.01      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.02      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.03      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.04      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.05      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
5.06      Hammons of Oklahoma City, LLC, Hammons of Lincoln, LLC, Hammons of South Carolina, LLC,
          Hammons of New Mexico, LLC, Hammons of Sioux Falls, LLC, Hammons of Tulsa, LLC
9         Gardens SPE II LLC
25        Sagamore Partners, Ltd.
46        1100 Carnegie, LLC
49        18th St. Atrium LLC
59        HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.01     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.02     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.03     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.04     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.05     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.06     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.07     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.08     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.09     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.10     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.11     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.12     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.13     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.14     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.15     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.16     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.17     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.18     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.19     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.20     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.21     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.22     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.23     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.24     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.25     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.26     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.27     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
59.28     HMDG, LLC; JM West, LLC; Them & Us, LLC; Dough Re Me, LLC; HM Capital, LLC; OMGM DG, LLC
61        Food Circus of Red Bank, Inc., Food Circus of Wall, Inc.
61.01     Food Circus of Red Bank, Inc., Food Circus of Wall, Inc.
61.02     Food Circus of Red Bank, Inc., Food Circus of Wall, Inc.
62        GVSC L.P.
65        Inland American Malden, L.L.C.
67        Jessica, LLC
68        Four C's III, LLC; Wallkill Center, LLC
79        Inland American Swampscott, L.L.C.
91        Inland Western San Antonio HQ Limited Partnership
99        Inland American Framingham, L.L.C.
102       Willis Heatherbrae LLC; Lippert Heatherbrae LLC; GM Heatherbrae II, LLC; Strong Heatherbrae LLC;
          WC Heatherbrae LLC; J Redding Heatherbrae LLC; D Redding Heatherbrae LLC; S Benner Heatherbrae LLC;
          M Benner Heatherbrae LLC; Ratzlaf Heatherbrae LLC; Shim He
109       Inland American Bristol, L.L.C.
112       GAC Development LLC
132       Coast Business Center, Ltd.
148       550 West B Investors, LLC and 550 Fleenor Investors, LLC
157       280 Business Center, LLC
158       St. James Redevelopment, Ltd.
163       Modern Estates Park, LLC
175       WVN, LLC
178       Long Lake Properties, LLC; Warren & Kneff, LLC
180       Mirsa, LLC
181       Fort Knox Limited Partnership
181.01    Fort Knox Limited Partnership
181.02    Fort Knox Limited Partnership
183       Noah, LLC
186       Diamond Valley R.V. Park, LLC
187       Mexwest, LLC
191       Windsong Mobile Village Limited Partnership
194       Rancheria MHP, LLC
196       DBSI Highlander LLC, Ezell-Highlander LLC, Fifth Street Ventures-Highlander LLC,
          Gonzalez-Highlander LLC, Greco-Highlander LLC, I. Greco-Highlander LLC, Haren-Highlander LLC,
          E. Haren-Highlander LLC, Highlander Jac-Highlander LLC, Howard-Highlander LLC, H
215       Denver Square, LLC
220       Camarillo Motels, LLC
228       Thomas Crossroads Investments, Inc.
235       High Chaparral Properties, LLC
237       Asbury, LLC
239       DMPlaza LLC
242       Petersburg BL, LLC
247       Anne M. Schwerdt Investments, LLC
248       Wagner MHP, LLC
248.01    Wagner MHP, LLC
248.02    Wagner MHP, LLC
249       73 Troy Road LLC
250       Deerfield Commons, L.P.
253       4878 Realty, Inc.
269       R&R Communities, LLC

Loan #    Property Address                       City               State     Zip Code   County
-------   ------------------------------------   ----------------   -------   --------   ---------------
5         Various                                Various            Various   Various    Various
5.01      1040 P Street                          Lincoln            NE           68508   Lancaster
5.02      6808 South 107th East Avenue           Tulsa              OK           74133   Tulsa
5.03      1000 Woodward Place NE                 Albuquerque        NM           87102   Bernalillo
5.04      2 West Reno Avenue                     Oklahoma City      OK           73102   Oklahoma
5.05      1211 North West Avenue                 Sioux Falls        SD           57104   Minnehaha
5.06      5035 International Boulevard           North Charleston   SC           29418   Charleston
9         73545 El Paseo                         Palm Desert        CA           92260   Riverside
25        1671 Collins Avenue                    Miami Beach        FL           33139   Miami-Dade
46        1100 Carnegie Avenue                   Cleveland          OH           44115   Cuyahoga
49        1890 Wynkoop Street                    Denver             CO           80202   Denver
59        Various                                Various            Various   Various    Various
59.01     1350 Grandview Road                    Craig Beach        OH           44429   Mahoning
59.02     747 Wooster Road North                 Barberton          OH           44203   Summit
59.03     3626 Cleveland Road                    South Canton       OH           44707   Stark
59.04     1345 First Street                      Moundsville        WV           26041   Marshall
59.05     835 7th Street                         Parkersburg        WV           26101   Wood
59.06     4180 US Route 133                      Williamsburg       OH           45176   Clermont
59.07     555 South Street                       Warren             OH           44483   Trumbull
59.08     120 Plum Street                        East Canton        OH           44730   Stark
59.09     10787 Ensley Square Northeast          Bolivar            OH           44612   Tuscarawas
59.10     1622 Cleveland Road                    Sandusky           OH           44870   Erie
59.11     330 East Main Street                   Xenia              OH           45385   Greene
59.12     477 Oberlin Road                       Elyria             OH           44035   Lorain
59.13     1016 East State Street                 Athens             OH           45701   Athens
59.14     125 East Main Street                   Orwell             OH           44076   Ashtabula
59.15     662 West Main Street                   Blanchester        OH           45107   Clinton
59.16     8990 United Lane                       Athens             OH           45701   Athens
59.17     11180 Chardon Road                     Chardon            OH           44024   Geauga
59.18     115 Citizens Parkway                   Bluffton           OH           45817   Allen
59.19     5626 State Route 6                     Andover            OH           44003   Ashtabula
59.20     3881 Columbus Road                     Centerburg         OH           43011   Knox
59.21     3274 Winfield Road                     Winfield           WV           25213   Putnam
59.22     707 West Emmitt Avenue                 Waverly            OH           45690   Pike
59.23     223 East Kiracofe Avenue               Elida              OH           45807   Allen
59.24     18005 State Route 78                   Caldwell           OH           43724   Noble
59.25     10891 West Main Street                 South Webster      OH           45682   Scioto
59.26     25 West Buckeye Street                 West Salem         OH           44287   Wayne
59.27     6711 Gilead Street                     Whitehouse         OH           43571   Lucas
59.28     27 South High Street                   Glouster           OH           45732   Athens
61        Various                                Various            NJ        Various    Monmouth
61.01     362 Broad Street                       Red Bank           NJ           07701   Monmouth
61.02     18th Avenue and Route 35               Wall Township      NJ           07719   Monmouth
62        111 West McNight Way                   Grass Valley       CA           95949   Nevada
65        99 Charles Street                      Malden             MA           02148   Middlesex
67        9420 & 9475A & B Briar Village Point   Colorado Springs   CO           80920   El Paso
68        505-511 Schutt Road                    Wallkill           NY           10940   Orange
79        450 Paradise Road                      Swampscott         MA           01907   Essex
91        6001 NW Loop 410                       San Antonio        TX           78238   Bexar
99        1224 Worcester Road                    Framingham         MA           01702   Middlesex
102       10303 Southeast Bell Avenue            Portland           OR           97222   Clackamas
109       605 Metacom Avenue                     Bristol            RI           02809   Bristol
112       225 South Broadway                     Rochester          MN           55904   Olmsted
132       2121 East Coast Highway                Corona Del Mar     CA           92663   Orange
148       550 West B Street                      San Diego          CA           92101   San Diego
157       2475 Doswell Avenue                    St. Paul           MN           55108   Ramsey
158       3303 Chapel Creek Drive                Dallas             TX           75220   Dallas
163       14001 Western Avenue                   Dixmoor            IL           60406   Cook
175       7221 & 7239 Van Nuys Boulevard         Van Nuys           CA           91405   Los Angeles
178       4908-4972 John R Road                  Troy               MI           48085   Oakland
180       1601 Eastcrest Drive                   Charlotte          NC           28205   Mecklenburg
181       Various                                Various            MI        Various    Various
181.01    3870 Jackson Road                      Ann Arbor          MI           48103   Washtenaw
181.02    39205 Ford Road                        Westland           MI           48185   Wayne
183       6450 North Academy Boulevard           Colorado Springs   CO           80918   El Paso
186       344 North State Street                 San Jacinto        CA           92583   Riverside
187       700 West Jackson Street                Mexico             MO           65265   Audrain
191       3200 South 7th Street                  Fort Pierce        FL           34982   Saint Lucie
194       2502 & 2526 North 32nd Street          Phoenix            AZ           85008   Maricopa
196       701 Highlander Boulevard               Arlington          TX           76015   Tarrant
215       7558 Highway 73                        Denver             NC           28037   Lincoln
220       165 East Daily Drive                   Camarillo          CA           93010   Ventura
228       41 Aces Circle and 20 Tower Way        Newnan             GA           30265   Coweta
235       7575 & 7591 West Battaglia Drive       Casa Grande        AZ           85222   Pinal
237       401 Asbury Pointe Drive                Warsaw             KY           41095   Gallatin
239       17846 Wika Road                        Apple Valley       CA           92307   San Bernardino
242       3600 South Crater Road                 Petersburg         VA           23805   Petersburg City
247       5815 Gull Road                         Kalamazoo          MI           49048   Kalamazoo
248       Various                                Evansville         IN        Various    Vanderburgh
248.01    334 Sequoia Lane                       Evansville         IN           47712   Vanderburgh
248.02    2150 Oakhill Road                      Evansville         IN           47711   Vanderburgh
249       73 Troy Road                           East Greenbush     NY           12061   Rensselaer
250       1725 Windmere Court                    Lafayette          IN           47905   Tippecanoe
253       4878 Arthur Kill Road                  Staten Island      NY           10309   Richmond
269       32 Tuckerton Road                      Reading            PA           19605   Berks

Loan #    Property Name                                             Size     Measure       Interest Rate (%)
-------   -------------------------------------------------------   ------   -----------   -----------------
5         JQH Hotel Portfolio                                         1431   Rooms                   5.61000
5.01      Embassy Suites Lincoln                                       252   Rooms                   5.61000
5.02      Renaissance Tulsa Hotel                                      300   Rooms                   5.61000
5.03      Embassy Suites Albuquerque                                   261   Rooms                   5.61000
5.04      Courtyard Marriott - Oklahoma City                           225   Rooms                   5.61000
5.05      Sheraton Sioux Falls                                         243   Rooms                   5.61000
5.06      Residence Inn Charleston                                     150   Rooms                   5.61000
9         The Gardens on El Paseo                                   200023   Square Feet             6.10000
25        The Sagamore Hotel                                            93   Rooms                   6.54000
46        Hilton Garden Inn - Gateway                                  240   Rooms                   6.96000
49        18 Street Atrium                                          109178   Square Feet             5.96000
59        Dollar General Portfolio                                  225664   Square Feet             6.57000
59.01     Dollar General - 1350 Grandview Road, Craig Beach, OH       8125   Square Feet             6.57000
59.02     Dollar General - 747 Wooster Road North, Barberton, OH      8125   Square Feet             6.57000
59.03     Dollar General - 3626 Cleveland Ave, Canton (South), OH     8125   Square Feet             6.57000
59.04     Dollar General - 1345 First Street, Moundsville, WV         8125   Square Feet             6.57000
59.05     Dollar General - 835 7th Street, Parkersburg, WV            8125   Square Feet             6.57000
59.06     Dollar General - 4180 US Route 133, Williamsburg, OH        8125   Square Feet             6.57000
59.07     Dollar General - 555 South Street, Warren, OH               9014   Square Feet             6.57000
59.08     Dollar General - 120 Plum Street North, East Canton, OH     8125   Square Feet             6.57000
59.09     Dollar General - 10787 Ensley Square NE, Bolivar, OH        8125   Square Feet             6.57000
59.10     Dollar General - 1622 Cleveland Road, Sandusky, OH          8125   Square Feet             6.57000
59.11     Dollar General - 330 East Main Street, Xenia, OH            8125   Square Feet             6.57000
59.12     Dollar General - 477 Oberlin Road, Elyria, OH               8125   Square Feet             6.57000
59.13     Dollar General - 1016 E State St, Athens OH                 8000   Square Feet             6.57000
59.14     Dollar General - 125 E Main Street, Orwell, OH              8125   Square Feet             6.57000
59.15     Dollar General - 662 W Main Street, Blanchester, OH         8000   Square Feet             6.57000
59.16     Dollar General - 8990 United Lane, Athens, OH               8000   Square Feet             6.57000
59.17     Dollar General - 11180 Chardon Road, Chardon, OH            8125   Square Feet             6.57000
59.18     Dollar General - 115 Citizens Parkway Bluffton, OH          8125   Square Feet             6.57000
59.19     Dollar General - 5626 State Route 6, Andover, OH            8125   Square Feet             6.57000
59.20     Dollar General - 3881 Columbus Road, Centerburg, OH         8125   Square Feet             6.57000
59.21     Dollar General - 3274 Winfield Road, Winfield, WV           8125   Square Feet             6.57000
59.22     Dollar General - 707 W Emmitt Ave, Waverly, OH              8000   Square Feet             6.57000
59.23     Dollar General - 223 Kiracofe Ave, Elida, OH                8125   Square Feet             6.57000
59.24     Dollar General - 18005 State Route 78, Caldwell, OH         8000   Square Feet             6.57000
59.25     Dollar General - 10891 W Main St, South Webster, OH         8000   Square Feet             6.57000
59.26     Dollar General - 25 W Buckeye St, West Salem, OH            7200   Square Feet             6.57000
59.27     Dollar General - 6711 Gilead Street, Whitehouse, OH         8000   Square Feet             6.57000
59.28     Dollar General - 27 S High Street, Glouster, OH             7200   Square Feet             6.57000
61        Food Circus Supermarket                                    84604   Square Feet             6.23000
61.01     Food Circus - Red Bank, NJ                                 46500   Square Feet             6.23000
61.02     Food Circus - Wall Township, NJ                            38104   Square Feet             6.23000
62        Grass Valley Shopping Center                              151270   Square Feet             5.63000
65        Stop & Shop (Malden, MA)                                   79229   Square Feet             5.17000
67        Pine Creek Village                                         80625   Square Feet             6.67000
68        Wallkill Town Center                                      109795   Square Feet             6.17000
79        Stop & Shop (Swampscott, MA)                               65268   Square Feet             5.17000
91        HQ Building                                                91862   Square Feet             5.00000
99        Stop & Shop (Framingham, MA)                               64917   Square Feet             5.17000
102       Heatherbrae Commons                                          174   Units                   5.65000
109       Stop & Shop (Bristol, RI)                                  63128   Square Feet             5.01000
112       Hilton Garden Inn - Rochester                                143   Rooms                   5.83000
132       Coast Business Center                                      35378   Square Feet             5.65000
148       550 W. B Street                                            26439   Square Feet             6.40000
157       280 Business Center                                        97334   Square Feet             5.74000
158       Casa Place Apartments                                        194   Units                   5.76000
163       Modern Estates MHC                                           210   Pads                    6.46000
175       Albertsons Van Nuys Center                                 13001   Square Feet             6.07000
178       Long Lake Retail Center                                    22073   Square Feet             5.97000
180       Mountcrest                                                   124   Units                   6.24000
181       Fort Knox Self Storage                                      1322   Units                   6.37000
181.01    Jackson Road                                                 784   Units                   6.37000
181.02    Ford Road                                                    538   Units                   6.37000
183       Candlewood Suites                                            122   Rooms                   6.70000
186       Diamond Valley RV Resort                                     210   Pads                    5.95000
187       West Plaza Shopping                                       119219   Square Feet             5.86000
191       Windsong Mobile Village                                      152   Pads                    5.91000
194       Rancheria & Grandview MHC                                    120   Pads                    6.25000
196       701 Highlander Office Building                             72518   Square Feet             6.41000
215       Pilot Knob                                                 20031   Square Feet             6.08000
220       Day's Inn - Camarrillo                                        82   Rooms                   6.61000
228       Crossroads Mini Storage                                      273   Units                   6.40000
235       High Chaparral MHP                                           239   Pads                    6.35000
237       Asbury Pointe MHC                                            140   Pads                    6.17000
239       Desert Mountain Plaza                                      26724   Square Feet             5.86000
242       Walmart Plaza - Petersburg                                 12200   Square Feet             5.89000
247       Walgreens (Kalamazoo, MI)                                  14820   Square Feet             6.18000
248       Wagner MHP                                                   145   Pads                    6.88000
248.01    Wagner MHP West                                               97   Pads                    6.88000
248.02    Wagner MHP East                                               48   Pads                    6.88000
249       73 Troy Road                                               24521   Square Feet             6.43500
250       Deerfield Commons                                             98   Units                   6.29000
253       4878 Arthur Kill Road                                       5900   Square Feet             6.54000
269       Valley View Tuckerton MHC                                     74   Pads                    6.53000

Loan #    Net Mortgage Interest Rate   Original Balance   Cutoff Balance   Term   Rem. Term   Maturity/ARD Date   Amort. Term
-------   --------------------------   ----------------   --------------   ----   ---------   -----------------   -----------
5                            5.58945        152,000,000      151,704,871    120         118   04/11/16                    360
5.01                                         31,807,407       31,745,649    120         118                               360
5.02                                         31,432,099       31,371,069    120         118                               360
5.03                                         27,679,012       27,625,270    120         118                               360
5.04                                         25,896,296       25,846,015    120         118                               360
5.05                                         20,266,667       20,227,316    120         118                               360
5.06                                         14,918,519       14,889,552    120         118                               360
9                            6.06945         81,480,000       81,480,000    120         120   06/11/16                      0
25                           6.51945         31,500,000       31,500,000    120         118   04/11/16                      0
46                           6.93945         17,785,000       17,785,000    120         120   06/11/16                    360
49                           5.93945         17,545,000       17,545,000    120         119   05/11/16                    360
59                           6.48945         14,250,000       14,250,000    120         120   06/11/16                    360
59.01                                           559,866          559,866    120         120                               360
59.02                                           559,866          559,866    120         120                               360
59.03                                           559,866          559,866    120         120                               360
59.04                                           557,366          557,366    120         120                               360
59.05                                           544,980          544,980    120         120                               360
59.06                                           536,881          536,881    120         120                               360
59.07                                           532,595          532,595    120         120                               360
59.08                                           528,902          528,902    120         120                               360
59.09                                           528,902          528,902    120         120                               360
59.10                                           526,402          526,402    120         120                               360
59.11                                           526,402          526,402    120         120                               360
59.12                                           526,401          526,401    120         120                               360
59.13                                           505,437          505,437    120         120                               360
59.14                                           497,937          497,937    120         120                               360
59.15                                           497,936          497,936    120         120                               360
59.16                                           496,006          496,006    120         120                               360
59.17                                           495,437          495,437    120         120                               360
59.18                                           495,437          495,437    120         120                               360
59.19                                           495,437          495,437    120         120                               360
59.20                                           495,437          495,437    120         120                               360
59.21                                           495,437          495,437    120         120                               360
59.22                                           495,436          495,436    120         120                               360
59.23                                           476,858          476,858    120         120                               360
59.24                                           469,867          469,867    120         120                               360
59.25                                           469,471          469,471    120         120                               360
59.26                                           466,972          466,972    120         120                               360
59.27                                           464,472          464,472    120         120                               360
59.28                                           443,994          443,994    120         120                               360
61                           6.20945         14,000,000       14,000,000    120         120   06/11/16                    360
61.01                                         7,561,497        7,561,497    120         120                               360
61.02                                         6,438,503        6,438,503    120         120                               360
62                           5.60945         14,000,000       14,000,000    120         119   05/11/16                      0
65                           5.14945         12,752,742       12,752,742     60          60   06/11/11                      0
67                           6.64945         12,700,000       12,700,000    180         180   06/11/21                    360
68                           6.14945         12,600,000       12,600,000    120         120   06/11/16                    360
79                           5.14945         11,066,477       11,066,477     60          60   06/11/11                      0
91                           4.97945          9,978,080        9,978,080     60          57   03/11/11                      0
99                           5.14945          9,268,514        9,268,514     60          60   06/11/11                      0
102                          5.62945          9,000,000        9,000,000    120         120   06/11/16                    360
109                          4.98945          8,368,067        8,368,067     60          60   06/11/11                      0
112                          5.80945          8,200,000        8,176,976    120         118   04/11/16                    300
132                          5.62945          6,500,000        6,500,000    120         119   05/11/16                      0
148                          6.37945          5,520,000        5,520,000    120         120   06/11/16                    360
157                          5.71945          5,100,000        5,090,117    120         118   04/11/16                    360
158                          5.73945          5,000,000        5,000,000    120         120   06/11/16                    360
163                          6.43945          5,000,000        4,990,653    120         119   05/11/16                    240
175                          6.04945          4,400,000        4,400,000    120         119   05/11/16                    360
178                          5.94945          4,200,000        4,200,000    120         120   06/11/16                    360
180                          6.21945          4,100,000        4,100,000    120         120   06/01/16                    360
181                          6.34945          4,000,000        3,996,999     60          59   05/11/11                    360
181.01                                        2,372,163        2,370,384     60          59                               360
181.02                                        1,627,837        1,626,615     60          59                               360
183                          6.67945          3,900,000        3,900,000    120         120   06/11/16                    300
186                          5.92945          3,825,000        3,817,924    120         118   04/11/16                    360
187                          5.83945          3,725,000        3,725,000    120         118   04/11/16                    360
191                          5.88945          3,625,000        3,618,234    120         118   04/11/16                    360
194                          6.22945          3,450,000        3,447,325     60          59   05/11/11                    360
196                          6.38945          3,422,155        3,422,155    120         119   05/11/16                    360
215                          5.98945          2,666,000        2,663,837    120         119   05/01/16                    360
220                          6.58945          2,500,000        2,500,000    120         120   06/11/16                    300
228                          6.37945          2,305,000        2,299,140    120         118   04/11/16                    300
235                          6.32945          2,194,000        2,194,000    120         120   06/11/16                    360
237                          6.14945          2,150,000        2,146,214    120         118   04/11/16                    360
239                          5.83945          2,000,000        2,000,000    120         118   04/11/16                    360
242                          5.86945          1,920,000        1,920,000    120         120   06/11/16                    360
247                          6.15945          1,750,000        1,750,000    120         120   06/11/16                      0
248                          6.85945          1,700,000        1,698,898    120         119   05/11/16                    360
248.01                                        1,128,745        1,128,013    120         119                               360
248.02                                          571,255          570,885    120         119                               360
249                          6.41445          1,689,000        1,687,756    120         119   05/11/16                    360
250                          6.22945          1,683,000        1,681,709    120         119   05/11/16                    360
253                          6.51945          1,600,000        1,596,255    120         117   03/11/16                    360
269                          6.50945            960,000          958,444     60          58   04/11/11                    360

Loan #    Rem. Amort.   Monthly Debt Service   Servicing Fee Rate   Accrual Type   ARD (Y/N)
-------   -----------   --------------------   ------------------   ------------   ---------
5                 358                869,741                        Actual/360     No
5.01              358
5.02              358
5.03              358
5.04              358
5.05              358
5.06              358
9                   0                419,943                        Actual/360     No
25                  0                174,059                        Actual/360     No
46                360                117,847                        Actual/360     No
49                360                104,740                        Actual/360     No
59                360                 90,727                        Actual/360     Yes
59.01             360
59.02             360
59.03             360
59.04             360
59.05             360
59.06             360
59.07             360
59.08             360
59.09             360
59.10             360
59.11             360
59.12             360
59.13             360
59.14             360
59.15             360
59.16             360
59.17             360
59.18             360
59.19             360
59.20             360
59.21             360
59.22             360
59.23             360
59.24             360
59.25             360
59.26             360
59.27             360
59.28             360
61                360                 86,018                        Actual/360     No
61.01             360
61.02             360
62                  0                 66,596                        Actual/360     No
65                  0                 54,943                        30/360         Yes
67                360                 81,698                        Actual/360     No
68                360                 76,926                        Actual/360     No
79                  0                 47,678                        30/360         Yes
91                  0                 41,575                        30/360         No
99                  0                 39,932                        30/360         Yes
102               360                 51,951                        Actual/360     No
109                 0                 34,937                        30/360         Yes
112               298                 51,984                        Actual/360     No
132                 0                 31,029                        Actual/360     No
148               360                 34,528                        Actual/360     No
157               358                 29,730                        Actual/360     No
158               360                 29,210                        Actual/360     No
163               239                 37,161                        Actual/360     No
175               360                 26,579                        Actual/360     No
178               360                 25,100                        Actual/360     No
180               360                 25,218                        Actual/360     No
181               359                 24,942                        Actual/360     No
181.01            359
181.02            359
183               300                 26,823                        Actual/360     No
186               358                 22,810                        Actual/360     No
187               360                 21,999                        Actual/360     No
191               358                 21,524                        Actual/360     No
194               359                 21,242                        Actual/360     No
196               360                 21,428                        Actual/360     No
215               359                 16,121                        Actual/360     No
220               300                 17,052                        Actual/360     No
228               298                 15,420                        Actual/360     No
235               360                 13,652                        Actual/360     No
237               358                 13,126                        Actual/360     No
239               360                 11,812                        Actual/360     No
242               360                 11,376                        Actual/360     No
247                 0                  9,138                        Actual/360     No
248               359                 11,173                        Actual/360     No
248.01            359
248.02            359
249               359                 10,604                        Actual/360     No
250               359                 10,406                        Actual/360     No
253               357                 10,155                        Actual/360     No
269               358                  6,087                        Actual/360     No

Loan #    ARD Step Up (%)                                                         Title Type      Crossed Loan
-------   ---------------------------------------------------------------------   -------------   ------------
5                                                                                 Fee/Leasehold
5.01                                                                              Fee
5.02                                                                              Fee
5.03                                                                              Leasehold
5.04                                                                              Fee
5.05                                                                              Leasehold
5.06                                                                              Leasehold
9                                                                                 Fee
25                                                                                Fee
46                                                                                Fee/Leasehold
49                                                                                Fee
59        Greater of 8.57% or the Treasury Rate plus two (2%) percentage points   Fee
59.01                                                                             Fee
59.02                                                                             Fee
59.03                                                                             Fee
59.04                                                                             Fee
59.05                                                                             Fee
59.06                                                                             Fee
59.07                                                                             Fee
59.08                                                                             Fee
59.09                                                                             Fee
59.10                                                                             Fee
59.11                                                                             Fee
59.12                                                                             Fee
59.13                                                                             Fee
59.14                                                                             Fee
59.15                                                                             Fee
59.16                                                                             Fee
59.17                                                                             Fee
59.18                                                                             Fee
59.19                                                                             Fee
59.20                                                                             Fee
59.21                                                                             Fee
59.22                                                                             Fee
59.23                                                                             Fee
59.24                                                                             Fee
59.25                                                                             Fee
59.26                                                                             Fee
59.27                                                                             Fee
59.28                                                                             Fee
61                                                                                Fee
61.01                                                                             Fee
61.02                                                                             Fee
62                                                                                Fee
65        Lesser of 7.17% or maximum rate permitted by applicable law             Fee
67                                                                                Fee
68                                                                                Fee
79        Lesser of 7.17% or maximum rate permitted by applicable law             Fee
91                                                                                Fee
99        Lesser of 7.17% or maximum rate permitted by applicable law             Fee
102                                                                               Fee
109       Lesser of 7.01% or maximum rate permitted by applicable law             Fee
112                                                                               Fee
132                                                                               Fee
148                                                                               Fee
157                                                                               Fee
158                                                                               Fee
163                                                                               Fee
175                                                                               Fee
178                                                                               Fee
180                                                                               Fee
181                                                                               Fee
181.01                                                                            Fee
181.02                                                                            Fee
183                                                                               Fee
186                                                                               Fee
187                                                                               Fee
191                                                                               Fee
194                                                                               Fee
196                                                                               Fee
215                                                                               Fee
220                                                                               Fee
228                                                                               Fee
235                                                                               Fee
237                                                                               Fee
239                                                                               Fee
242                                                                               Fee
247                                                                               Fee
248                                                                               Fee
248.01                                                                            Fee
248.02                                                                            Fee
249                                                                               Fee
250                                                                               Fee
253                                                                               Fee
269                                                                               Fee/Leasehold

Loan #   Originator/Loan Seller
------   ----------------------
5        NCCI
5.01     NCCI
5.02     NCCI
5.03     NCCI
5.04     NCCI
5.05     NCCI
5.06     NCCI
9        NCCI
25       NCCI
46       NCCI
49       NCCI
59       NCCI
59.01    NCCI
59.02    NCCI
59.03    NCCI
59.04    NCCI
59.05    NCCI
59.06    NCCI
59.07    NCCI
59.08    NCCI
59.09    NCCI
59.10    NCCI
59.11    NCCI
59.12    NCCI
59.13    NCCI
59.14    NCCI
59.15    NCCI
59.16    NCCI
59.17    NCCI
59.18    NCCI
59.19    NCCI
59.20    NCCI
59.21    NCCI
59.22    NCCI
59.23    NCCI
59.24    NCCI
59.25    NCCI
59.26    NCCI
59.27    NCCI
59.28    NCCI
61       NCCI
61.01    NCCI
61.02    NCCI
62       NCCI
65       NCCI
67       NCCI
68       NCCI
79       NCCI
91       NCCI
99       NCCI
102      NCCI
109      NCCI
112      NCCI
132      NCCI
148      NCCI
157      NCCI
158      NCCI
163      NCCI
175      NCCI
178      NCCI
180      NCCI
181      NCCI
181.01   NCCI
181.02   NCCI
183      NCCI
186      NCCI
187      NCCI
191      NCCI
194      NCCI
196      NCCI
215      NCCI
220      NCCI
228      NCCI
235      NCCI
237      NCCI
239      NCCI
242      NCCI
247      NCCI
248      NCCI
248.01   NCCI
248.02   NCCI
249      NCCI
250      NCCI
253      NCCI
269      NCCI

Loan #    Guarantor
-------   ---------------------------------------------------------------------------------------------------
5         John Q. Hammons; Revocable Trust of John Q. Hammons
5.01      John Q. Hammons; Revocable Trust of John Q. Hammons
5.02      John Q. Hammons; Revocable Trust of John Q. Hammons
5.03      John Q. Hammons; Revocable Trust of John Q. Hammons
5.04      John Q. Hammons; Revocable Trust of John Q. Hammons
5.05      John Q. Hammons; Revocable Trust of John Q. Hammons
5.06      John Q. Hammons; Revocable Trust of John Q. Hammons
9         Davis Street Properties LLC
25        Martin W. Taplin
46        Harvey J. Schach
49        Kenneth Grant, Kurt Mosvold
59        Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.01     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.02     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.03     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.04     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.05     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.06     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.07     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.08     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.09     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.10     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.11     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.12     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.13     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.14     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.15     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.16     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.17     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.18     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.19     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.20     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.21     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.22     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.23     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.24     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.25     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.26     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.27     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
59.28     Farhad Khalili, Farzad Khalili, Geoff Mills, Brett Howard, Jonathan Margalit,
          Jena Margalit, Annette E. Schenley
61        Food Circus Super Market of Middletown; Food Circus of Red Bank, Inc.; Food Circus of Wall, Inc.
61.01     Food Circus Super Market of Middletown; Food Circus of Red Bank, Inc.; Food Circus of Wall, Inc.
61.02     Food Circus Super Market of Middletown; Food Circus of Red Bank, Inc.; Food Circus of Wall, Inc.
62        James Gianulias
65        Inland American Malden, L.L.C. and Inland American Real Estate Trust, Inc.
67        Jannie H. Richardson
68        GFW Trust and Adrian Goddard
79        Inland American Swampscott, L.L.C. and Inland American Real Estate Trust, Inc.
91        Inland Western Retail Real Estate Trust, Inc. and Inland Western San Antonio HQ Limited Partnership
99        Inland American Framingham, L.L.C. and Inland American Real Estate Trust, Inc.
102       Thomas B. Brenneke, Kathleen Willis, Dwight Lippert, John Strong, Catherine M. Waller,
          Jacqueline Redding, David Redding, Suzanne Benner, Michael Benner, Carol E. Ratzlaf,
          Kyong Bok Shim, Riyadh Taila, Adam Forester
109       Inland American Bristol, L.L.C. and Inland American Real Estate Trust, Inc.
112       Gus A. Chafoulias
132       None
148       Eric M. Thies, Richard M. Fleenor, Stephen M. Dunn
157       Robert D. Salmen
158       Patrick T. Gillean
163       Steven H. Dukatt
175       Watt Commercial Enterprises, LLC
178       Laith F. Jonna and Faik Esshaki
180       Amir H. Farahany, Afsaneh Farahany
181       Leonard L. Grossman
181.01    Leonard L. Grossman
181.02    Leonard L. Grossman
183       Jannie Ho Duk Richardson; The Srko Family Limited Partnership
186       Yury Gampel
187       Theodore F. Beresford
191       Jack Rosenzweig, Clifford J. Dovitz, Marc Rosenzweig, Todd Rosenzweig
194       Kim W. Eggleston
196       DBSI Housing Inc., Douglas L. Swenson, James A. Callahan IV, John T. Ezell & Margaret A. Ezell,
          Kim Elaine Fleming, Juan P. Gonzalez & Kimberly N. Gonzalez, Isabel M. Greco, Sam J. Greco,
          Elizabeth P. Haren, Thomas M. Haren, Thomas M. Haren, Marilyn L. Ho
215       Harold M. Spivock, Munroe Spivock
220       Fahim Shah
228       Cynthia D. Knowles, William W. Knowles
235       Yury Gampel
237       Kurtis P. Keeney, Nathaniel Smith, Alice Sparks, Dennis R. Williams
239       Theodore F. Beresford
242       Alan Light
247       Anne M. Schwerdt
248       Gary W. Wagner
248.01    Gary W. Wagner
248.02    Gary W. Wagner
249       Martin J. Weber, Kenneth M. Raymond, Jr.
250       J. Timothy McGinley, R. Douglas Sylvester, Michael D. Emkes
253       Edwardo Ortes
269       Julian Ruiz, Jr. and Cherie Ruiz

                             UPFRONT ESCROW
                             ---------------------------------------------------------------------------------------------
Loan #    Letter of Credit   Upfront CapEx Reserve   Upfront Eng. Reserve   Upfront Envir. Reserve   Upfront TI/LC Reserve
-------   ----------------   ---------------------   --------------------   ----------------------   ---------------------
5         No                                  0.00                   0.00                     0.00                    0.00
5.01      No
5.02      No
5.03      No
5.04      No
5.05      No
5.06      No
9         No                                  0.00                   0.00                     0.00                    0.00
25        No                                  0.00                   0.00                     0.00                    0.00
46        No                                  0.00                   0.00                     0.00                    0.00
49        No                                  0.00             343,750.00                     0.00                    0.00
59        No                                  0.00              34,672.00                     0.00                    0.00
59.01     No
59.02     No
59.03     No
59.04     No
59.05     No
59.06     No
59.07     No
59.08     No
59.09     No
59.10     No
59.11     No
59.12     No
59.13     No
59.14     No
59.15     No
59.16     No
59.17     No
59.18     No
59.19     No
59.20     No
59.21     No
59.22     No
59.23     No
59.24     No
59.25     No
59.26     No
59.27     No
59.28     No
61        No                                  0.00              85,000.00                     0.00                    0.00
61.01     No
61.02     No
62             1,000,000.0                    0.00             166,250.00                     0.00                    0.00
65        No                                  0.00                   0.00                     0.00                    0.00
67        No                                  0.00                   0.00                     0.00              125,000.00
68        No                                  0.00              21,605.00                     0.00                    0.00
79        No                                  0.00                   0.00                     0.00                    0.00
91        No                                  0.00                   0.00                     0.00                    0.00
99        No                                  0.00                   0.00                     0.00                    0.00
102       No                                  0.00                   0.00                     0.00                    0.00
109       No                                  0.00                   0.00                     0.00                    0.00
112       No                                  0.00                   0.00                     0.00                    0.00
132       No                                  0.00                   0.00                     0.00                    0.00
148       No                                  0.00                   0.00                     0.00                    0.00
157       No                                  0.00                   0.00                     0.00                    0.00
158       No                                  0.00                   0.00                     0.00                    0.00
163            1,000,000.0                    0.00                   0.00                     0.00                    0.00
175       No                                  0.00               1,250.00                     0.00                    0.00
178       No                                  0.00                   0.00                     0.00                    0.00
180       No                                  0.00              71,250.00                     0.00                    0.00
181       No                                  0.00                   0.00                15,000.00                    0.00
181.01    No
181.02    No
183       No                                  0.00                   0.00                     0.00                    0.00
186       No                                  0.00               3,125.00                     0.00                    0.00
187       No                            174,266.00               3,750.00                     0.00                    0.00
191       No                                  0.00              25,000.00                     0.00                    0.00
194       No                                  0.00                   0.00                     0.00                    0.00
196       No                                  0.00               7,500.00                     0.00                    0.00
215       No                              6,100.00                   0.00                     0.00               30,000.00
220       No                                  0.00                   0.00                   375.00                    0.00
228       No                                  0.00                 625.00                     0.00               50,000.00
235       No                                  0.00                   0.00                     0.00                    0.00
237       No                                  0.00                   0.00                     0.00                    0.00
239       No                                  0.00               4,375.00                     0.00                    0.00
242       No                                  0.00                   0.00                     0.00                    0.00
247       No                                  0.00                   0.00                     0.00                    0.00
248       No                                  0.00                   0.00                     0.00                    0.00
248.01    No
248.02    No
249       No                             50,000.00               3,750.00                     0.00                    0.00
250       No                                  0.00               4,500.00                     0.00                    0.00
253       No                                  0.00                 650.00                     0.00                    0.00
269       No                                  0.00              37,500.00                     0.00                    0.00

          UPFRONT ESCROW                                                          MONTHLY ESCROW
          ---------------------------------------------------------------------   ---------------------
Loan #    Upfront RE Tax Reserve   Upfront Ins. Reserve   Upfront Other Reserve   Monthly Capex Reserve
-------   ----------------------   --------------------   ---------------------   ---------------------
5                           0.00                   0.00                    0.00                    0.00
5.01
5.02
5.03
5.04
5.05
5.06
9                     212,816.08                   0.00                    0.00                    0.00
25                    158,018.87              57,458.22                    0.00                    0.00
46                     34,240.31              64,500.00                    0.00                23780.00
49                     79,394.40               8,141.23              353,480.00                 1819.67
59                     30,712.75               7,421.83                    0.00                 1882.00
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
59.10
59.11
59.12
59.13
59.14
59.15
59.16
59.17
59.18
59.19
59.20
59.21
59.22
59.23
59.24
59.25
59.26
59.27
59.28
61                     38,672.67                   0.00                    0.00                    0.00
61.01
61.02
62                          0.00                   0.00                    0.00                    0.00
65                          0.00                   0.00                    0.00                    0.00
67                          0.00              17,248.00            2,100,000.00                  690.84
68                     40,776.24               2,250.00                    0.00                 1006.42
79                          0.00                   0.00                    0.00                    0.00
91                          0.00                   0.00                    0.00                    0.00
99                          0.00                   0.00                    0.00                    0.00
102                    83,454.29               1,777.00                    0.00                 3262.50
109                         0.00                   0.00                    0.00                    0.00
112                   107,073.17               3,623.17                    0.00                12420.00
132                         0.00                   0.00                    0.00                    0.00
148                    22,722.25               1,182.67                    0.00                  332.25
157                    58,983.17               1,761.08                    0.00                  811.12
158                    64,920.75              34,021.22                    0.00                 4041.67
163                    33,846.28               6,948.00                    0.00                    0.00
175                    13,386.08                   0.00               25,000.00                  162.50
178                    14,681.67               2,127.92                    0.00                  185.08
180                    45,055.09              39,042.00                3,086.00                 2583.33
181                    57,835.13               4,773.33                    0.00                 1969.00
181.01
181.02
183                     8,344.21               9,843.22              160,935.50                 5045.50
186                    12,920.03               3,525.00                  927.50                    0.00
187                    48,512.90               4,422.75                    0.00                    0.00
191                    28,048.46                 836.83                    0.00                  633.33
194                     6,479.75               1,537.83                    0.00                    0.00
196                    93,088.33               1,506.67                    0.00                    0.00
215                     7,443.95                 653.75                    0.00                  167.00
220                    10,753.01               7,199.17               54,937.50                 4350.08
228                     7,708.00               8,113.50                    0.00                  733.17
235                     1,009.67               1,719.17                    0.00                    0.00
237                     3,791.67               7,471.08                    0.00                  583.34
239                     7,136.78               5,920.50                    0.00                  221.00
242                       862.62                 420.84                    0.00                  153.00
247                         0.00                   0.00                    0.00                    0.00
248                     2,353.26                 678.00                    0.00                    0.00
248.01
248.02
249                    14,476.73               2,391.48                8,000.00                  408.67
250                     3,644.75               6,933.24                    0.00                 2041.67
253                     2,556.56                 813.34                    0.00                   73.75
269                     4,147.67                 981.45                1,575.00                    0.00

          MONTHLY ESCROW
          ----------------------------------------------------------------------------------------------
Loan #    Monthly Envir. Reserve   Monthly TI/LC Reserve   Monthly RE Tax Reserve   Monthly Ins. Reserve
-------   ----------------------   ---------------------   ----------------------   --------------------
5                           0.00                    0.00                     0.00                   0.00
5.01
5.02
5.03
5.04
5.05
5.06
9                           0.00                    0.00                 70938.69                   0.00
25                          0.00                    0.00                 26336.48               28729.11
46                          0.00                    0.00                 34240.31                7166.67
49                          0.00                 9098.17                 15878.88                4070.62
59                          0.00                    0.00                 15356.38                3710.92
59.01
59.02
59.03
59.04
59.05
59.06
59.07
59.08
59.09
59.10
59.11
59.12
59.13
59.14
59.15
59.16
59.17
59.18
59.19
59.20
59.21
59.22
59.23
59.24
59.25
59.26
59.27
59.28
61                          0.00                    0.00                 19336.33                   0.00
61.01
61.02
62                          0.00                    0.00                     0.00                   0.00
65                          0.00                    0.00                     0.00                   0.00
67                          0.00                5,181.09                 11312.73                2156.00
68                          0.00                    0.00                  6796.04                1125.00
79                          0.00                    0.00                     0.00                   0.00
91                          0.00                    0.00                     0.00                   0.00
99                          0.00                    0.00                     0.00                   0.00
102                         0.00                    0.00                 10431.79                1777.00
109                         0.00                    0.00                     0.00                   0.00
112                         0.00                    0.00                 15296.17                3623.17
132                         0.00                    0.00                     0.00                   0.00
148                         0.00                 2215.08                  7574.08                 591.33
157                         0.00                2,271.13                  8426.17                1761.08
158                         0.00                    0.00                  7213.42                3092.84
163                         0.00                    0.00                  8461.57                 868.50
175                         0.00                  541.67                  2231.01                   0.00
178                         0.00                 1665.75                  1740.39                 425.58
180                         0.00                    0.00                  4505.51                3253.50
181                         0.00                    0.00                  9639.19                2386.67
181.01
181.02
183                         0.00                    0.00                  4172.11                1230.40
186                         0.00                    0.00                  1845.72                 587.50
187                         0.00                    0.00                  6930.41                1474.25
191                         0.00                    0.00                  4006.92                 418.42
194                         0.00                    0.00                  2159.92                 768.91
196                         0.00                    0.00                 18617.67                 753.33
215                         0.00                 1335.42                   827.11                 217.92
220                         0.00                    0.00                  2688.25                1439.83
228                         0.00                  458.33                  1927.00                 901.50
235                         0.00                    0.00                   504.84                 859.58
237                         0.00                    0.00                   758.33                 830.12
239                         0.00                 1437.00                  1427.36                 986.75
242                         0.00                  763.00                   862.62                 210.42
247                         0.00                    0.00                     0.00                   0.00
248                         0.00                    0.00                  1176.63                 339.00
248.01
248.02
249                         0.00                 1142.50                  2895.35                 341.64
250                         0.00                    0.00                  3644.75                1733.31
253                         0.00                  491.67                   639.14                 813.34
269                         0.00                    0.00                  2073.83                 490.73

          MONTHLY ESCROW
          ---------------------
Loan #    Monthly Other Reserve   Grace Period   Lockbox In-place   Property Type          Defeasance Permitted   Loan Group
-------   ---------------------   ------------   ----------------   --------------------   --------------------   ----------
5                          0.00              0   Yes                Hotel                  Yes                             1
5.01                                         0   Yes                Hotel                  Yes                             1
5.02                                         0   Yes                Hotel                  Yes                             1
5.03                                         0   Yes                Hotel                  Yes                             1
5.04                                         0   Yes                Hotel                  Yes                             1
5.05                                         0   Yes                Hotel                  Yes                             1
5.06                                         0   Yes                Hotel                  Yes                             1
9                          0.00              0   Yes                Retail                 Yes                             1
25                         0.00              0   No                 Hotel                  Yes                             1
46                         0.00              0   Yes                Hotel                  Yes                             1
49                         0.00              0   Yes                Office                 Yes                             1
59                         0.00              0   No                 Retail                 Yes                             1
59.01                                        0   No                 Retail                 Yes                             1
59.02                                        0   No                 Retail                 Yes                             1
59.03                                        0   No                 Retail                 Yes                             1
59.04                                        0   No                 Retail                 Yes                             1
59.05                                        0   No                 Retail                 Yes                             1
59.06                                        0   No                 Retail                 Yes                             1
59.07                                        0   No                 Retail                 Yes                             1
59.08                                        0   No                 Retail                 Yes                             1
59.09                                        0   No                 Retail                 Yes                             1
59.10                                        0   No                 Retail                 Yes                             1
59.11                                        0   No                 Retail                 Yes                             1
59.12                                        0   No                 Retail                 Yes                             1
59.13                                        0   No                 Retail                 Yes                             1
59.14                                        0   No                 Retail                 Yes                             1
59.15                                        0   No                 Retail                 Yes                             1
59.16                                        0   No                 Retail                 Yes                             1
59.17                                        0   No                 Retail                 Yes                             1
59.18                                        0   No                 Retail                 Yes                             1
59.19                                        0   No                 Retail                 Yes                             1
59.20                                        0   No                 Retail                 Yes                             1
59.21                                        0   No                 Retail                 Yes                             1
59.22                                        0   No                 Retail                 Yes                             1
59.23                                        0   No                 Retail                 Yes                             1
59.24                                        0   No                 Retail                 Yes                             1
59.25                                        0   No                 Retail                 Yes                             1
59.26                                        0   No                 Retail                 Yes                             1
59.27                                        0   No                 Retail                 Yes                             1
59.28                                        0   No                 Retail                 Yes                             1
61                         0.00              0   No                 Retail                 Yes                             1
61.01                                        0   No                 Retail                 Yes                             1
61.02                                        0   No                 Retail                 Yes                             1
62                         0.00              0   No                 Retail                 No                              1
65                         0.00              0   No                 Retail                 No                              1
67                         0.00              0   Yes                Office                 Yes                             1
68                         0.00              0   No                 Retail                 Yes                             1
79                         0.00              0   No                 Retail                 No                              1
91                         0.00              0   No                 Retail                 No                              1
99                         0.00              0   No                 Retail                 No                              1
102                        0.00              0   No                 Multifamily            No                              2
109                        0.00              0   No                 Retail                 No                              1
112                        0.00              0   Yes                Hotel                  Yes                             1
132                        0.00              0   No                 Office                 No                              1
148                        0.00              0   No                 Office                 No                              1
157                        0.00              0   Yes                Industrial             Yes                             1
158                        0.00              0   No                 Multifamily            Yes                             2
163                        0.00              0   No                 Manufactured Housing   Yes                             2
175                        0.00              0   No                 Retail                 Yes                             1
178                        0.00              0   No                 Retail                 Yes                             1
180                        0.00              0   Yes                Multifamily            Yes                             2
181                        0.00              0   No                 Self-Storage           Yes                             1
181.01                                       0   No                 Self-Storage           Yes                             1
181.02                                       0   No                 Self-Storage           Yes                             1
183                        0.00              0   Yes                Hotel                  Yes                             1
186                        0.00              0   Yes                Manufactured Housing   Yes                             2
187                        0.00              0   No                 Retail                 Yes                             1
191                        0.00              0   No                 Manufactured Housing   Yes                             2
194                        0.00              0   No                 Manufactured Housing   Yes                             1
196                        0.00              0   Yes                Office                 Yes                             1
215                        0.00              0   No                 Retail                 Yes                             1
220                        0.00              0   Yes                Hotel                  Yes                             1
228                        0.00              0   Yes                Self-Storage           Yes                             1
235                        0.00              0   No                 Manufactured Housing   Yes                             2
237                        0.00              0   No                 Manufactured Housing   Yes                             2
239                        0.00              0   No                 Retail                 Yes                             1
242                        0.00              0   No                 Retail                 Yes                             1
247                        0.00              0   No                 Retail                 Yes                             1
248                        0.00              0   No                 Manufactured Housing   Yes                             2
248.01                                       0   No                 Manufactured Housing   Yes                             2
248.02                                       0   No                 Manufactured Housing   Yes                             2
249                        0.00              0   No                 Office                 Yes                             1
250                        0.00              0   No                 Multifamily            Yes                             2
253                        0.00              0   Yes                Retail                 Yes                             1
269                        0.00              0   No                 Manufactured Housing   Yes                             1

Loan #   Servicing Group   Final Maturity Date
------   ---------------   -------------------
5        A
5.01     A
5.02     A
5.03     A
5.04     A
5.05     A
5.06     A
9        A
25       A
46       A
49       A
59       A                 06/11/36
59.01    A
59.02    A
59.03    A
59.04    A
59.05    A
59.06    A
59.07    A
59.08    A
59.09    A
59.10    A
59.11    A
59.12    A
59.13    A
59.14    A
59.15    A
59.16    A
59.17    A
59.18    A
59.19    A
59.20    A
59.21    A
59.22    A
59.23    A
59.24    A
59.25    A
59.26    A
59.27    A
59.28    A
61       A
61.01    A
61.02    A
62       A
65       A                 06/11/31
67       A
68       A
79       A                 06/11/31
91       A
99       A                 06/11/31
102      A
109      A                 06/11/31
112      A
132      A
148      A
157      A
158      A
163      A
175      A
178      A
180      A
181      A
181.01   A
181.02   A
183      A
186      A
187      A
191      A
194      A
196      A
215      A
220      A
228      A
235      A
237      A
239      A
242      A
247      A
248      A
248.01   A
248.02   A
249      A
250      A
253      A
269      A

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage
Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the date hereof between Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between Master Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No (a) Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan, (b) Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan, other than a Mortgage Loan listed on the Mortgage Loan Schedule or a Companion Loan, or (c) Mortgage Loan is secured by property that is not a Mortgaged Property.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases and Rents executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases and Rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases and Rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) fraud or intentional misrepresentation, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (iii) either (i) any act of actual waste or (ii) damage or destruction to the Mortgaged Property caused by the acts or omissions of the borrower, its agents, employees or contractors, and
(iv) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

            (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released was not given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loan, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided, however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgaged Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and
(ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's actual knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property) satisfy the following conditions:

            (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease or other agreement with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (b) such Ground Lease or other agreement is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease or other agreement is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (c) such Ground Lease or other agreement provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is in existence as of the Closing Date, under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

            (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) Except for those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of such Mortgage Loan and a copy is included in the Servicing File.

            (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions, if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan.

            (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (e) Each of the Mortgage Loans which is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least "A-:X" from A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:X" by A.M. Best Company or "A" (or the equivalent) from Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any subsequent holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) The origination, servicing and collection practices used by the Seller or, to its knowledge, any prior holder of the related Mortgage Note with respect to such Mortgage Loan have been in all material respects legal and have met customary industry standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing, in the aggregate, more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

      (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in clause (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (a) a REMIC opinion and (b) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with applicable zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism and, in circumstances where terrorism insurance is not expressly required, the mortgagee is not prohibited from requesting that the related borrower maintain such insurance, in each case, to the extent such insurance coverage is generally available for like properties in such jurisdictions at commercially reasonable rates. Each Mortgaged Property is insured by an "all risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

            Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Master Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

            (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

            (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

            (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

            (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

            (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

            (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

            (c) other matters to which like properties are commonly subject, and

            (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

            which together do not materially and adversely affect the related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans or Companion Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                          Exhibit A - Ground Leases

JQH Hotel Portfolio -           Fee/Leasehold
Embassy Suites Albuquerque

JQH Hotel Portfolio -           Leasehold
Residence Inn Charleston

JQH Hotel Portfolio -           Fee/Leasehold
Sheraton Sioux Falls

Hilton Garden Inn -             Fee/Leasehold
Gateway

Valley View MHP                 Fee/Leasehold

                                    EXHIBIT C

                                 JPMCC 2005-LDP7


           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES



Representation # (4)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Deerfield Common     The property is subject to low income housing
           Apartments           project leasing and rent requirements set by
                                the Indiana Housing Financing Authority.

           Windsong Mobile      There is an existing lien against the property
           Village              in the amount of $5,000 due to fines for prior
                                code violations. Mortgagor is disputing the fines. The title company agreed to insure over the lien.

Representation # (6)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Deerfield Common     The property is subject to low income housing
           Apartments           project leasing and rent requirements set by
                                the Indiana Housing Financing Authority.

           Windsong Mobile      There is an existing lien against the property
           Village              in the amount of $5,000 due to fines for prior
                                code violations. Mortgagor is disputing the fines. The title company agreed to insure over the lien.

           JQH Portfolio The property also secures a $10,000,000 B note that is subject to a subordination and/or standstill agreement.

Representation # (8)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Deerfield Common     The Property is subject to low income housing
           Apartments           project leasing and rent requirements set by
                                the Indiana Housing Financing Authority.

Representation # (10(a))

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Hilton Garden Inn -  Although liable as related to such act of
           Gateway Mortgagor, or any of its principals, officers or general partners, managers or members, or any agent of any such persons, Mortgagor and indemnitor are not liable for costs as a result of damage to the property as a result of the intentional misconduct or gross negligence of any employee or for fraud or material misrepresentation by any employee of the Mortgagor.

           HQ Building, Stop & Only the mortgagor is liable for a breach of Shop (Bristol, RI), the environmental covenants. Liability does not
           Stop & Shop          go to actual waste but to acts related to the
           (Framingham, MA),    removal or disposal of any portion of the
           Stop & Shop          property after an event of default.
           (Malden, MA), Stop &
           Shop (Swampscott, MA)

           Coast Business       Only the mortgagor is liable for the e
           Center, Grass        environmental covenants. There is no entity or
           Valley               warm body on the remaining carveouts.

           Gardens on El Paseo  Only the mortgagor is liable for the
                                environmental covenants.

           JQH Poartfolio       The property also secures a $10,000,000 B note
                                that is subject to a subordination and/or standstill agreement.

           550 West B Street,   Liability for each tenant in common is limited
           701 Highlander,      to their contribution.
           Dollar General
           Portfolio,
           Long Lake Retail
           Center, Heatherbrae

           Heatherbrae          With respect to the bankruptcy carveout, each
                                guarantor is fully liable only if its specific mortgagor causes the property to become an asset in a bankruptcy proceeding.

           Deerfield Common     Each individual indemnitor shall not be fully
           Apartments           liable in the event that another indemnitor (i)
                                becomes involved in any proceeding for
                                dissolution or liquidation, (ii) has colluded with other creditors to cause an involuntary bankruptcy, or (iii) contests or interferes with Lender's remedies.

Representation # (12)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Dollar General       A portion of the collateral may be released
           Portfolio            with a payment of 110% of the loan amount
                                subject to Lender's reasonable consent via DSCR and LTV tests.

Representation #(14(c))

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Stop & Shop          The anticipated repayment date is five years
           (Bristol, RI), Stop  following the date of origination.
           & Shop (Framingham,
           MA), Stop & Shop
           (Malden, MA), Stop
           & Shop (Swampscott,
           MA)

Representation # (16)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Troy Road            Despite the mortgage property including legally
                                non-conforming parking, the requirement for law and ordinance insurance was waived due to the large portion of the mortgage property that remains unimproved and available for additional parking. This waiver is subject to the unimproved portion not being partially released per the mortgage.

           JQH Hotel Portfolio  Mortgagor covenanted to reconfigure the parking lot at the Albuquerque property to include an additional 18 spaces.

           Windsong Mobile      There is an existing lien against the property
           Village              in the amount of $5,000 due to fines for prior
                                code violations. Mortgagor is disputing the fines. The title company agreed to insure over the lien.

           Windsong Mobile      Mobile home parks are not allowed in the
           Village              commercial district but the existing property
                                predates the revisions to the zoning ordinance.
                                Despite the mortgage property being classified as legally non-conforming with respect to use, the requirement for law and ordinance insurance was waived as the insurance does not cover property use. Mortgagor is permitted to rebuild provided less than 50% of the property is destroyed.

           Candlewood Suites    The property conforms with zoning provided that
                                one additional parking space is
                                provided/striped. Mortgagor shall add the parking space if required by any applicable governmental authority. Additionally, the plat requires the owner of the hotel property to own the tract referred to as "Tract A" which is not owned prior to the closing of the loan. The city provided a letter indicating that the Mortgagor will not be penalized by the city due to past failure to comply with the plat requirement. The Mortgagor and guarantor provided a recourse carveout for any loss related to the past failure to own Tract A.

           Wallkill The property is missing some certificates of occupancy. The Borrower has signed a recourse carveout for any related loses if not provided within ninety days of closing.

Representation # (17)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           West Plaza           The tax lot covering the property also covers
                                real property that is not collateral. The
                                Mortgagor is required to promptly file a separate tax lot application. The entire tax lot's assessments are taken into account in calculating the impound account deposits.

           Asbury Pointe MHP    The property is currently assessed with an
                                adjoining property. The mortgaged property will be separate tax parcel as of 01/01/07. The
                                Mortgagor provided a carveout for any related loses.

Representation # (19)(a)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           HQ Building, Stop & An immediate repair reserve was not collected Shop (Bristol, RI), at closing; however, the Mortgagor is required
           Stop & Shop          to repair all items that are life safety or
           (Framingham, MA),    code violations within nine months of closing.
           Stop & Shop          If Mortgagor fails to repair items that are
           (Malden, MA), Stop   life safety, code violations or are greater
           & Shop (Swampscott,  than 0.10% of the loan amount within nine
           MA)                  months of closing, the Mortgagor is required to
                                escrow funds equivalent to the related Deferred
                                Maintenance costs identified by Engineer.

           Gardens on El        An escrow for immediate repairs was not taken
           Paseo, Dollar        at closing.
           General

           Windsong Mobile      22 units at the subject property were damaged
           Village              by Hurricane Francis and Jean. 17 of these
                                units are back online. Of the 5 remaining units, 2 are in permit process, 1 is in the beginning stage of permit process, 1 is vacant and 1 unit is set to be demolished. 1 unit at the subject property was damaged by Hurricane Wilma. It is now in permit process.

Representation # (20) ALL

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           JQH Portfolio        The principal of the Mortgagor is the holder of
                                a bond of the City of Albuquerque on the New
                                Mexico Property, but it was paid down to the amount of $10,000 on the closing date. In addition, the lender obtained a pledge of this bond. As part of this financing, the property was ground leased to the Mortgagor who shall purchase the land at the end of the lease term, which expires during the loan term, for $1. The
                                City of Albuquerque assigned all of its
                                interest in the ground lease to the principal of the Mortgagor. The principal executed a subordination agreement and signed a joinder to the mortgage for the purpose of mortgaging their fee interest. Other than the representation that such ground lease has been recorded, this ground lease does not conform with any of the following representations and warranties.

Representation # (22)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
             All Nomura Loans   Nomura generally requires an AM Best rating of
                                A:IX.

           HQ Building, Stop & If any of the policies of insurance contain an Shop (Bristol, RI), exclusion from coverage for acts of terrorism,
           Stop & Shop          Mortgagor shall not be required to obtain such
           (Framingham, MA),    coverage provided (I) an Inland entity executes
           Stop & Shop          a guaranty, in form and substance satisfactory
           (Malden, MA), Stop   to Lender, guaranteeing in the event of any act
           & Shop (Swampscott,  of terrorism, payment to Lender of any sums
           MA)                  that would have been payable to Lender under
                                such coverage (which shall be applied by Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least
                                $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve (12) month period either (1) during the time period when the Inland entity is offering securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances of the credit environment, but in no event shall the LTV exceed 65% if the Inland entity maintains a net worth greater than or equal to $300,000,000, but less than $400,000,000, or 70% if the Inland entity maintains a net worth of at least
                                $400,000,000.

           Stop & Shop          Tenant may self insure.
           (Bristol, RI), Stop
           & Shop (Framingham,
           MA), Stop & Shop
           (Malden, MA), Stop
           & Shop (Swampscott,
           MA), Dollar
           General, Walgreens
           (Kalamazoo, MI)

Representation # (24)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           JQH Hotel Portfolio  Mr. Hammons was the subject of two shareholder litigation suits brought in the court of chancery of the State of Delaware, New Castle County. The complaints were filed against the company JQH Hammons Hotels Inc. and its board of directors which included Mr. Hammons. The suit alleges that the board of directors breached its fiduciary duty to the class A shareholders when negotiating with a potential buyer of shares of the company during a proposed merger transaction. The suit seeks an appraisal action and fair and reasonable damages to the plaintiff class as a result of the alleged breach of fiduciary duty in determining the fair value and appropriate sale price of the company stock.

           Hilton Garden Inn -  Mortgagor is subject to a suit by adjacent
           Gateway property owner to reverse a street vacation on which a portion of the improvements were built. This circumstance is mitigated by the fact that Mortgagor has prevailed at the trial level and is progressing through appellate procedures. Title Insurance has been specifically granted by the title company over any losses from this litigation and a recourse carveout to the Mortgagor and Indemnitor have been obtained.

           Mountcrest           The principals are currently subject to a
                                $2,600,000 settlement which is secured by 8.9 acres of commercial land in Pineville, NC. The principals have 3 years from the execution of the settlement to pay their fine. The property in Pineville, NC is unrelated to the property securing the Mountcrest loan.

Representation #(27)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Walgreens -          Mortgagor is not required to submit annual
           Kalamazoo            operating or financial statements.

Representation # (32)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           HQ Building, Stop & A transfer does not include a) any issuance, Shop (Bristol, RI), sale or transfer of interests in Sole Member or
           Stop & Shop          any successor entity resulting from any merger
           (Framingham, MA),    permitted hereunder, b) a transfer by devise or
           Stop & Shop          descent or by operation of law upon the death
           (Malden, MA), Stop   of a member or partner of Mortgagor, or c) the
           & Shop (Swampscott,  merger of the Sole Member with any of the
           MA)                  following entities: Inland Retail Real Estate
                                Trust, Inc., a Maryland corporation, Inland Real
                                Estate Investment Corporation, a Delaware corporation, Inland American Real Estate Trust,
                                Inc., a Maryland Corporation, any other real estate investment trust sponsored by Inland Real
                                Estate Investment Corporation, or any other entity composed entirely of any of the foregoing by merger. On or after the Closing Date, Mortgagor may transfer greater than 49% of the direct or indirect interests in the Mortgagor, provided that the transfer is to a Qualified
                                Entity. A Qualified Entity is an entity with x) a net worth of $200,000,000 y) sufficient experience as determined by Lender, and z) which owns or manages retail properties containing at least 1,000,000 square feet of gross leasable area.

           550 West B Street    Member interests in 550 Fleenor Investors, LLC
                                shall be freely transferable to Eric M. Theis and/or Stephen M. Dunn without the consent of Lender.

           Albertsons Van Nuys  Permitted transfers include transfers by Watt
           Center Family Properties, Inc. of its interest in Mortgagor or the general partner of Mortgagor to an entity which is controlled by the shareholders of Watt Family Properties, Inc. or the spouse(s) or an lineal descendant(s).

           Garden Valley        Up to 49% of the non-managing interests are
                                freely transferable. The property may be transferred to a newly formed SPE wholly owned and controlled by Westwind Enterprises, Ltd. so long as Ray K. Farris, II maintains managerial control and his total family interests in the entity do not decrease.

           Gardens on El Paseo  Partnership interests are freely transferable so long as, among other qualification (i) either BellPIC LLC and Davis Street Members, LLC (DSM) remain members of the guarantor or otherwise maintain control of Mortgagor or either BellPIC LLC or DSM acquire the interests of the other party; and (ii) not less than 51% of the interests in guarantor shall be held by either Bell PIC LLC and Bell Atlantic Master Trust or DSM, Highland Park Land Company LLC, Davis Street Investors LLC and either a party approved by Lender or an institutional investor. An institutional investor is, among other qualifications, an entity that regularly invests in real estate, is of good repute and has gross assets of at least $250,000,000.

           JQH Portfolio        Transfers are permitted to a Qualified Borrower
                                or to a single purpose entity or other person which does not result in a rating agency downgrade. A Qualified Borrower includes John Q
                                Hammons, John Q Hammons Trust, Jonathan D
                                Ellian and any Ellian Permitted Transferee, and any entity having assets under name or management in excess of $1 billion.

           550 West B Street,   Subject to the satisfaction of the typical
           701 Highlander,      requirements for transfers, as more
           Dollar General       specifically set forth in the related loan
           Portfolio,           documents (e.g. prospective buyer of a TIC
           Long Lake Retail     interest to be a single purpose, bankruptcy
           Center, Heatherbrae  remote entity), transfers of interest in
                                Mortgagor are permitted to any entity that is party to or will be party to the related TIC
                                Agreement.

           Walgreens -          Future secured debt permitted subject to
           Kalamazoo            certain conditions including an LTV of 50% and
                                a DSCR of 1.70x on an interest only basis based on an interest rate of 7.44%.

           Casa Place           In the event of a sale of the related mortgaged
           Apartments           property pursuant to the satisfaction of
                                pre-approved conditions, Borrower is permitted to take back purchase money financing secured by equity interests in the buyer subject to various conditions, including but not limited to an 80%
                                LTV and a 1.20x DSCR.

           Coast Business       Secured and unsecured subordinate financing is
           Center               permitted subject to certain conditions
                                including a 2.00x DSCR and a 50% LTV.

           JQH Portfolio        The property also secures a $10,000,000 B note
                                that is subject to a subordination and/or standstill agreement.

Representation # (35)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Dollar General       A portion of the collateral may be released
           Portfolio            with a payment of 110% of the loan amount
                                subject to Lender's reasonable consent via DSCR and LTV tests.

Representation # (37)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Candlewood Suites    The property conforms with zoning provided that
                                one additional parking space is
                                provided/striped. Mortgagor shall add the parking space if required by any applicable governmental authority. Additionally, the plat requires the owner of the hotel property to own the tract referred to as "Tract A" which is not owned prior to the closing of the loan. The city provided a letter indicating that the Mortgagor will not be penalized by the city due to past failure to comply with the plat requirement. The Mortgagor and guarantor provided a recourse carveout for any loss related to the past failure to own Tract A.

           Windsong Mobile      Mobile home parks are not allowed in the
           Village              commercial district but the existing property
                                predates the revisions to the zoning ordinance.
                                Despite the mortgage property being classified as legally non-conforming with respect to use, the requirement for law and ordinance insurance was waived as the insurance does not cover property use. Mortgagor is permitted to rebuild provided less than 50% of the property is destroyed.

           Troy Road            Despite the mortgage property including legally
                                non-conforming parking, the requirement for law and ordinance insurance was waived due to the large portion of the mortgage property that remains unimproved and available for additional parking. This waiver is subject to the unimproved portion not being partially released per the mortgage.

           JQH Hotel Portfolio  Mortgagor covenanted to reconfigure the parking lot at the Albuquerque property to include an additional 18 spaces.

Representation # (41)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           JQH Hotel Portfolio  The South Dakota property has easements for parking that are in effect during the period of the Ground Lease, which will be in effect the entire term of the loan

Representation # (42)

  Loan          Loan Name                   Description of Exception
Number
--------------------------------------------------------------------------------
           Gardens on El Paseo  Terrorism insurance is required unless such coverage is not available at commercially reasonable rates, unless not maintaining such coverage will result in a downgrade, or not legally available.

           HQ Building, Stop & If any of the policies of insurance contain an Shop (Bristol, RI), exclusion from coverage for acts of terrorism,
           Stop & Shop          Mortgagor shall not be required to obtain such
           (Framingham, MA),    coverage provided (I) an Inland entity executes
           Stop & Shop          a guaranty, in form and substance satisfactory
           (Malden, MA), Stop   to Lender, guaranteeing in the event of any act
           & Shop (Swampscott,  of terrorism, payment to Lender of any sums
           MA)                  that would have been payable to Lender under
                                such coverage (which shall be applied by Lender in accordance with 6.4 hereof), and (II) the Inland entity maintains a net worth of at least
                                $300,000,000 (as determined by such entity's most recent audited financial statements), such entity maintains a direct or indirect ownership interest in Mortgagor, and the aggregate loan to value ratio (as determined by Lender) ("LTV") for all properties on which such entity has a direct or indirect ownership interest shall not exceed 60%, however, the Inland entity may exceed the 60% LTV for a period not to exceed six (6) months out of any twelve (12) month period either (1) during the time period when the Inland entity is offering securities to the public or 2) when in the business judgment of the Inland entity, exceeding an LTV of 60% is necessary given existing circumstances of the credit environment, but in no event shall the LTV exceed 65% if the Inland entity maintains a net worth greater than or equal to $300,000,000, but less than $400,000,000, or 70% if the Inland entity maintains a net worth of at least
                                $400,000,000.

           Stop & Shop          Tenant may self insure.
           (Bristol, RI), Stop
           & Shop (Framingham,
           MA), Stop & Shop
           (Malden, MA), Stop
           & Shop (Swampscott,
           MA), Dollar
           General, Walgreens
           (Kalamazoo, MI)

                                    EXHIBIT D
                          FORM OF OFFICER'S CERTIFICATE


            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1. I have examined the Mortgage Loan Purchase Agreement, dated as of June 1, 2006 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement.

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated June 23, 2006, as supplemented by the Prospectus Supplement, dated June 23, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3A, Class A-3FL, Class A-3B, Class A-4, Class A-SB, Class A-1A, Class A-M, Class A-J, Class X, Class B, Class C, Class D and Class E Certificates, the Private Placement Memorandum, dated June 23, 2006 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 23, 2006 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this ___ day of June, 2006.


                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT

None

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

None